SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: June 16, 2006
                        (Date of earliest event reported)


                             HERLEY INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                        0-5411                           23-2413500
--------------------------------------------------------------------------------
(State or other                  (Commission                       (IRS Employer
 jurisdiction of                  File Number)                    Identification
 incorporation)                                                       Number)


101 North Pointe Boulevard, Lancaster, Pennsylvania                 17601-4133
--------------------------------------------------------------------------------
Address of principal executive offices)                             (Zip Code)



Registrant's telephone number including area code                 (717) 735-8117
                                                                 ---------------


              ----------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.


     As set forth in the Company's report on Fo+rm 10-Q for the period ended April 30, 2006, as filed with the Securities and Exchange Commission (the "10-Q"), the Company's independent registered public accountants were unable to review the 10-Q prior to filing since, under generally accepted auditing standards, they had not completed review procedures in connection with the Company's recent indictment. Since these review procedures were not completed, the required certifications were unable to be provided.

     By letter dated June 16, 2006, the Company received written notification from Nasdaq that since the Form 10-Q had not been reviewed by its accountants and did not include the required certifications, the Company was not in compliance with Marketplace Rule 4310(c) (14). Accordingly, the Company was informed that its securities will be delisted from The Nasdaq Stock Market at the opening of business on June 27, 2006 unless it requests a hearing in accordance with the Marketplace Rule 4800 Series on or before 4:00 p.m. Eastern Time on June 23, 2006.

     The Company will be requesting a hearing, which automatically stays the delisting of the Company's securities pending the hearing and the decision of the Nasdaq Listing Qualification Panel (the "Panel"). The Company intends to take such reasonable measures that are necessary to comply with the Marketplace Rules in order to maintain its listing. However, there can be no assurance that the Panel will grant the Company's request for continued listing.


                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          HERLEY INDUSTRIES, INC.


                                          By:/S/ Myron Levy
                                          ------------------------------------
                                                      Myron Levy
                                          Chairman and Chief Executive Officer

Dated: June 20, 2006